ADVANCED SERIES TRUST

AST Jennison Global Infrastructure Portfolio

Supplement dated July 16, 2020

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for the AST Jennison Global Infrastructure Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined shall have the meanings given to them in the Trust Prospectus and SAI.

At a meeting of the shareholders of the Portfolio held on July 14, 2020, shareholders approved a plan of substitution (the Plan of Substitution) for the Portfolio. The Portfolio will be liquidated as of the close of business on August 14, 2020 (the Liquidation Date). Under the Plan of Substitution, any contract owner's investments in the Portfolio as of the Liquidation Date will be transferred to the AST Government Money Market Portfolio (the Money Market Portfolio, and such transfer, the Substitution). Prior to the Substitution, contract owners may transfer their investments from the Portfolio to another investment option under their respective contracts, and such transfer will not count towards the number of permitted transfers per year. After the Substitution, contract owners may transfer their investments from the Money Market Portfolio to another investment option under their respective contracts, and such transfer will not count towards the number of permitted transfers per year, provided that such transfer occurs within 90 days after the date of the Substitution.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

676SUP2